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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                Current report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 14, 2002





                                  Pemstar Inc.
             (Exact name of registrant as specified in its charter)


         Minnesota                   000-31223                  44-1771227
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(State or other jurisdiction        (Commission              (I.R.S. Employer
        of incorporation)           File Number)            Identification No.)



3535 Technology Drive N.W. Rochester, Minnesota                    55901
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    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (507) 288-6720
                                                    --------------

                                       N/A
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         (Former name or former address, if changed since last report.)

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Item 5.   OTHER EVENTS

     On August 14, 2002, Pemstar, Inc. (the "Company"), Turtle Mountain Corporation and Pemstar Pacific Consultants Inc., subsidiaries of the Company, entered into an amendment to the Amended and Restated Revolving Credit Agreement with IBM Credit Corporation dated June 29, 2001. A copy of the amendment is attached hereto as exhibit 10.1.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

         10.1 Acknowledgment, Waiver and Amendment # 7 between the Company, Turtle Mountain Corporation, Pemstar Pacific Consultants Inc. and IBM Credit Corporation made as of August 14, 2002, to the Amended and Restated Revolving Credit Agreement dated June 29, 2001.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2002

                                      PEMSTAR INC.



                                      By: /s/ Gregory S. Lea
                                          -------------------------------------
                                          Gregory S. Lea
                                          Executive Vice President and Interim
                                          Chief Financial Officer



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